THE UBS FUNDS
		UBS U.S. LARGE CAP EQUITY FUND
		   UBS U.S. VALUE EQUITY FUND
		    UBS GLOBAL BIOTECH FUND
		  UBS GLOBAL TECHNOLOGY FUND

	  Supplement to Prospectus dated November 5, 2001, as revised April 8, 2002

							  June 4, 2002

Dear Investor,

	The purpose of this supplement to the prospectus is to notify investors of several changes affecting the Funds listed above that were approved by the Board of Trustees (the "Board") of The UBS Funds
(the "Trust").

I.	PROPOSED MERGER OF UBS U.S. LARGE CAP EQUITY FUND ("LARGE CAP
	EQUITY FUND")INTO UBS U.S. VALUE EQUITY FUND ("VALUE EQUITY
	FUND")

	The Board has approved the submission of a Plan of Reorganization (the "Plan") to shareholders of Large Cap Equity Fund under which substantially all of the assets of Large Cap Equity Fund would be transferred to Value Equity Fund in exchange for shares of Value Equity Fund ("Reorganization"). Under the Plan, shareholders of each class of Large Cap Equity Fund then would receive shares of the corresponding class of Value Equity Fund equal in value to their investment in Large Cap Equity Fund. The Reorganization is intended to be a tax-free transaction.

	More information about the proposed Reorganization will be provided to Large Cap Equity Fund shareholders in proxy materials, which are expected to be mailed in early August. If approved by Large Cap Equity Fund shareholders,the Reorganization is expected to occur on October 4, 2002 or as soon as practicable thereafter.

	You may continue to purchase, redeem and exchange shares of Large Cap Equity Fund as described in the prospectus prior to the shareholder meeting. If the Reorganization is approved, it is expected that new purchases of and exchanges into Large Cap Equity Fund will not be permitted commencing approximately five business days prior to the date on which the Reorganization is to be effected.

II.	LIQUIDATION OF UBS GLOBAL BIOTECH FUND AND UBS GLOBAL
	TECHNOLOGY FUND

	On June 3, 2002 the Board also voted to liquidate UBS Global Biotech Fund and UBS Global Technology Fund (together the "Liquidating Funds") and distribute the proceeds of the respective liquidations to each Fund's shareholders. The Board also voted to close each of the Liquidating Funds effective June 5, 2002 to additional purchases and exchange purchases, other than purchases through reinvested dividends, other distributions or automatic investment plans. It is anticipated that the Liquidating Funds will cease operations and be liquidated on or about August 16, 2002.

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	Prior to your Fund's liquidation, you may either exchange your shares for the corresponding class of shares of another UBS Family Fund or redeem your shares. If you elect to redeem your shares, any otherwise applicable contingent deferred sales charge will be waived. You may also continue to hold your shares until the liquidation date when the then-current value of your investment will be returned to you. Shareholders of the Liquidating Funds will receive a notice containing more detail regarding these options in the upcoming weeks.

	Your decision to exchange your shares or redeem them, as well as a decision to hold shares until the receipt of liquidation proceeds, may result in your realizing gains that will be subject to capital gains tax. You should contact your tax advisor for more information about the tax consequences of these options.

	This information supplements and supercedes any contrary information contained in the Trust's prospectus. Please be sure to retain this supplement with your prospectus. For more information, contact 1-800-647-1568.



							ITEM # ZS-117